UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 VENTURE PLAZA, SUITE 350, IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 387-2277

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2013, Patient Technologies, Inc. (the “Company”) entered into a lease agreement (the “lease”) with the Irvine Company. The lease covers 8,772 square feet of corporate office space located at 15440 Laguna Canyon Road, Suite 150, Irvine, California, 92618, which the Company plans to use as its new headquarters. The initial term of the Sublease is from December 1, 2013 until December 31, 2016.

The foregoing description of the lease is qualified in its entirety by reference to the lease, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT SAFETY TECHNOLOGIES, INC

Date: October 17, 2013	By:	/s/ David C. Dreyer
David C. Dreyer, Executive Vice President,
Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Lease Agreement between the Company and the Irvine Company dated October 10, 2013.